Supplement to the currently effective Statement of Additional Information containing Classes A, B and C

Scudder High Yield Tax Free Fund

The following information supplements the disclosure in the "Investment Manager and Underwriter" section:

On October 17, 2000, the dual holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied A.G. in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services.

The following disclosure replaces the third paragraph in the section entitled "Net Asset Value":

Debt securities, other than money market instruments, are valued at prices supplied by the Fund's pricing agent(s), which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments with an original maturity of sixty days or less maturing at par shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation (for municipal funds: the calculated mean between the bid and ask quotations) supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

March 15, 2001
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